One Company
Providing
Material-Based Solutions


One
company
providing
materials-
based
solutions.

Electronics, Acoustical/Thermal, Coated Metal

Material Sciences Corporation

Investor Day

Wednesday, October 2, 2002

Chicago, Illinois

MSC's Vision, Goals and Market Focus

Gerry Nadig

Chairman, President and CEO

Vision

MSC's strategic vision is to be a leading provider of material-based solutions in every market it chooses to serve.

It will use its expertise in materials, which it will leverage through relationships with a network of partners, to solve customer-specific problems that overcome technical barriers and enhance performance.

MSC will differentiate itself on the basis of its strong customer orientation, knowledge of materials combined with a deep understanding of its markets, and the offer of specific value propositions that define how it will create and share economic value with its customers.

2005 Growth Goals

- Sales: 15% Average Annual Increases

MSC
Material Sciences Corporation

MSC Sales Mix

Fiscal 2002


Electronics
Acoustical/Thermal
Coated Metals

Fiscal 2005


Electronics
Acoustical/Thermal
Coated Metals

2005 Growth Goals

- Sales: 15% Average Annual Increases
- Operating Margins: Return to Double Digits

2005 Growth Goals

- Sales: 15% Average Annual Increases
- Operating Margins: Return to Double Digits
- Earnings: 15% Average Annual Increases

2005 Growth Goals

- Sales: 15% Average Annual Increases
- Operating Margins: Return to Double Digits
- Earnings: 15% Average Annual Increases
- Return on Capital Employed: 15% Range
- Economic Value Added®: Return to Positive Contribution

Long-term Investments Will Cause Variance From Goals

- Build Marketing and Technical Organizations
- Create Research Center of Excellence
- Develop Field Effect Technology

Change Portfolio of Businesses

- Ensure All Operations Meet Vision Requirements

Change Portfolio of Businesses

- Ensure All Operations Meet Vision Requirements
- Invest Coated Metals Cash Flow into Higher Growth Areas

The Right Portfolio of Businesses

- Electronics and Acoustical/Thermal
  - ➔ Excellent Sales Growth

The Right Portfolio of Businesses

- Electronics and Acoustical/Thermal
  - ➔ Excellent Sales Growth
  - ➔ Offer Strong Gross Margins
  - ➔ Offer Unique Products/Technologies

The Right Portfolio of Businesses

- Electronics and Acoustical/Thermal
  - ➔ Excellent Sales Growth
  - ➔ Offer Strong Gross Margins
  - ➔ Offer Unique Products/Technologies
  - ➔ Strong Patents/Intellectual Property Protection

The Right Portfolio of Businesses

- Electronics and Acoustical/Thermal
  - ➔ Excellent Sales Growth
  - ➔ Offer Strong Gross Margins
  - ➔ Offer Unique Products/Technologies
  - ➔ Strong Patents/Intellectual Property Protection
  - ➔ Existing Relationships with Customers

The Right Portfolio of Businesses

- Key Growth Trends
  - ➔ Controlling Noise, Vibration, Harshness (NVH)

The Right Portfolio of Businesses

- Key Growth Trends
  - ➔ Controlling Noise, Vibration, Harshness (NVH)
  - ➔ Using Technology
    1. That's Easy to Implement
    2. To Differentiate Products
    3. To Make Products More Reliable

The Right Portfolio of Businesses

- Key Growth Trends
- Strong Synergies among Businesses

The Right Position

- Becoming a Market Leader
- Solution Provider Approach Builds on Expertise
- Clear Financial Goals
- Solid Portfolio of Businesses

Electronic Applications: Noise and Vibration

Dan Boss, Ph.D.

Director, Solutions Engineering

Introduction

- Annual Sales: from $2 Million to $20 Million in Two Years
- Focusing on:

    1. Hard Disk Drives

    2. Brackets that Hold Disk Drives

Electronic Applications: Noise and Vibration

Market Share


Other
6%
Samsung
6%
Maxtor
27%
IBM
14%
Fujitsu
11%
WD
12%
Seagate
24%
2002CY
226M Total Drives
Other
4%
Samsung
5%
Hitachi/IBM
12%
Maxtor
27%
Fujitsu
6%
WD
20%
Seagate
27%
2004CY
282M Total Drives

Market Size

- 12% Annual Growth Rate
- Includes 3.5" and 2.5" Drives
- $133 Million Total Annual Market Value

Electronic Applications: Noise and Vibration


Drive Production
140
120
100
80
60
40
20
0
Millions of Units
2000 2001 2002 2003 2004
PC
Mobile
Network
Video/Audio

Market Trends

- Entertainment Systems (Video, Audio, Gaming)
- Network Storage
- Portable Applications

Market Trends

- Faster Drive and Access Speeds, Higher Capacity -- All Increase Noise
- OE Manufacturers Developing Specs on Noise and Vibration from Drives
  1. Hard Disk Drive Manufacturers Looking for Solutions
  2. Brackets that Hold Disk Drives, Typically in Large Storage Applications, Also Being Evaluated as Solution
- Entertainment Systems: Quiet = Quality
- Very Cost Competitive

Electronic Applications: Noise and Vibration

Market Share


Nippon
14%
MSC
16%
Trelleborg
0%
3M Tape
11%
Sony
23%
AD-Tape
18%
Roush
18%

2002

226 Million Drives


Nippon
10%
Sony
10%
MSC
40%
Roush
10%
AD-Tape
15%
3M-Tape
5%
Trelleborg
10%

2004

282 Million Drives

Market Landscape

- Industry Shift to Laminate Product
- Increasing Competition

Add-On Damping Treatment




5 mil dual liner adhesive
Incoming Material Inspection Visual
Die-Cut Adhesive
Transfer to Packaging CLEAN ROOM
CLEAN ROOM Poly - Bagged
Transfer to Assembly CLEAN ROOM
Add On - Stainless Steel
Incoming Material Visual Inspection
Stamp Add-On
Ultrasonic Clean Passivation & Rinse
Transfer to Final Rinse CLEAN ROOM
CLEAN ROOM Rinse Dry
CLEAN ROOM Poly - Bagged
Transfer to Assembly CLEAN ROOM
CLEAN ROOM Apply Adhesive Pressure
Cover - Aluminum or Stainless Steel
Incoming Material Visual Inspection
Stamp Cover
Ultrasonic Clean Passivation & Rinse
Transfer to Final Rinse CLEAN ROOM
CLEAN ROOM Rinse & Dry
CLEAN ROOM Poly-Bagged
Transfer to Assembly CLEAN ROOM
CLEAN ROOM Apply add on Pressure
CLEAN ROOM Finish Material Inspection Visual
CLEAN ROOM Packaging Poly-Bagged Boxed
Shipment to Assembly for Installation in Clean Environment

NRGDamp™ Cover


Radical
Invader

Incoming Material Inspection Visual

↓

Stamp Cover

↓

Ultrasonic Clean Passivation & Rinse

↓

Transfer to Final Rinse CLEAN ROOM

↓

CLEAN ROOM Rinse and Dry

↓

CLEAN ROOM Finish Material Inspection Visual

↓

CLEAN ROOM Packaging Poly-Bagged Boxed

↓

Shipment to Assembly for Installation in Clean Environment

Competitive Overview

Nippon Steel

- Automotive and HDD Markets
- Supplies Quantum and IBM
- Decreasing Market Share
- Only SS-based Materials
- Long Lead Times
- Little Customization
- Low Intimacy

MSC

- Automotive, Industrial, and HDD Markets
- Provides NRGDamp for WD
- High Level of NVH Expertise
- High Level of Design Support
- Provides SS and Al Materials
- Regional Manufacturing
- Shorter Lead Times
- Wide Range of VE Cores
- Customized and Cost Effective
- High Intimacy with Turnkeys
- High Intimacy with OEM

MSC
Material Sciences Corporation

Market Goals

- Market Leadership
- Obtain 40% Share by 2004
- 25-30% Target Gross Margins



Market Share (%)
0
5
10
15
20
25
30
35
40
2002
2003
2004
MSC

Growth Strategies -- Value Proposition


Incoming Material Inspection Visual
Stamp Cover
Ultrasonic Clean Passivation & Rinse
Transfer to Final Rinse CLEAN ROOM
CLEAN ROOM Rinse and Dry
CLEAN ROOM Finish Material Inspection Visual
CLEAN ROOM Packaging Poly-Bagged Boxed
Shipment to Assembly for Installation in Clean Environment
5 mil dual liner adhesive
Incoming Material Inspection Visual
Die-Cut Adhesive
Transfer to Packaging CLEAN ROOM
CLEAN ROOM Poly - Bagged
Transfer to Assembly CLEAN ROOM
Add On - Stainless Steel
Incoming Material Visual Inspection
Stamp Add-On
Ultrasonic Clean Passivation & Rinse
Transfer to Final Rinse CLEAN ROOM
CLEAN ROOM Rinse Dry
CLEAN ROOM Poly - Bagged
Transfer to Assembly CLEAN ROOM
CLEAN ROOM Apply adhesive Pressure
Cover - Aluminum or Stainless Steel
Incoming Material Visual Inspection
Stamp Cover
Ultrasonic Clean Passivation & Rinse
Transfer to Final Rinse CLEAN ROOM
CLEAN ROOM Rinse & Dry
CLEAN ROOM Poly-Bagged
Transfer to Assembly Clean Room
CLEAN ROOM Apply Add on Pressure
CLEAN ROOM Finish Material Inspection Visual
CLEAN ROOM Packaging Poly-Bagged Boxed
Shipment to Assembly for Installation in Clean Environment
Eliminates 16 Steps

Growth Strategies -- Solution Provider

- Time and Resource Saving
  - Vibration and Acoustic Testing, CAE, Design
- Comprehensive Manufacturing Support
  - Prototyping, Tooling, On-site Support
- Quality
- Optimization of “Value”
  - Performance and Cost


Mode V




35
34
33
32
31
30
29
28
27
26
25
0.04 SS
0.08 Al
New 0.04 SS
0.06 Al
0.04 Al
dB

MSC
Material Sciences Corporation

Growth Strategies -- Key Customers

- Four Key OEMs
- Leverage Success with WD
- Strong Supply Chains for Each OE


Other
4%
Samsung
5%
Hitachi/IBM
12%
Fujitsu
5%
WD
20%
Maxtor
27%
Seagate
27%

Growth Strategies -- Product Differentiation

- At Least One New Product Each Year
  - Identified through OE and Turnkey Interactions
  - Selected with GM goal of ~25%
- Example: 2.5" HDD Covers
  - Industry Shift Coming
  - Reduces Costs
  - Packaging for New Applications
  - NRGDamp™ 3 dB Improvement
  - MSC has Unique Manufacturing Capabilities



MSC Material Sciences Corporation

Bracket Overview

- 20% Annual Industry Growth
- Storage: Reliability and Vibration are Key
- Computers and PVRs are Cost Sensitive
- New Markets for HDD will Require New Solutions
- Forming Technology is Critical
- Total Market Potential for HDD Brackets 242 Million Pieces



Millions of Units
140
120
100
80
60
40
20
0
2000
2001
2002
2003
2004
PC
Mobile
Network
Video/Audio

Electronic Applications: Noise and Vibration

Storage Industry Market Share


EMC
19%
Other
20%
Fujitsu
3%
NetApp
3%
Dell
4%
HP
9%
Sun
11%
IBM
12%
Compaq
19%
30MUnits
2002CY


Other
10%
Fujitsu
3%
NetApp
8%
Hitachi
5%
Dell
5%
Sun
10%
IBM
12%
HP/Compaq
27%
EMC
20%
53M Units
2004CY

Market Size

- $30 Million HDDs Annually
- $40 Million Total Annual Market Value

Electronic Applications: Noise and Vibration

Storage Array Growth


60
50
40
30
20
10
0
2000
2001
2002
2003
2004
M Units

Market Trends

- Volume of Data will Increase
- More Drives in Same or Smaller Space
- Reliability

Bracket Solution Market Share


Market Share 2002
25%
1%
74%
Cast Al
NRGDamp
Other
Market Share 2004
5%
35%
60%
Cast Al
NRGDamp
Other

Market Landscape

- Storage Companies are Solution Providers
- Cast Al Brackets will Become Obsolete

MSC Material Sciences Corporation

Solution Comparison

Add-on

- Multiple Layers
- Cleaning
- Assembly
- Inefficient Damping

NRGDamp

- Integrated Solution
- Higher Performance
- Design Flexibility





MSC
Material Sciences Corporation

Market Goals

- 5% of $242 Million HDD Bracket Market
- 43% Revenue CAGR
- 25-30% Target Gross Margins


Market Share (%)
0
1
2
3
4
5
2002
2003
2004
MSC

Growth Strategies

- Differentiate MSC
- Penetrate Market
- Value Proposition
- Forming Technology



Growth Strategies -- Key Customers

- Initial Focus on Three Customers
- Leverage Success with IBM
- Enter Server and Desktop Markets


Other 10%
Fujitsu 3%
NetApp 8%
Hitachi 5%
Dell 5%
Sun 10%
IBM 12%
EMC 20%
HP/Compaq 27%

53M Units

2004CY

Summary of HDD Market

- Demand for Noise Control
- Strong Value Proposition
- Partnerships with Industry Leaders
- New Products







Summary of Bracket Market

- Vibration Reduction
- Strong Value Proposition
- Partnerships with Market Leaders
- Solution Provider







Questions and Answers

Ask Me About:

- How MSC Compares with Competition
- How MSC Markets to Design Engineers
- How MSC is Dealing with Market Challenges

Electronic Applications:
Switches/Sensors/Interface Solutions Market

Andy Blake

President, Electronic Materials and Devices Group

Types of Switches

Tactile Switches
"Click"
- TVs, VCRs, etc.



Membrane Keypads
"Pliable"
- Microwave Ovens
- Palm Pilots (Transparent)


PET Film
Top Circuit
ITO
Bottom Circuit
Spacer Dots
Rigid Substrate
Analog Resistive Technology



Touch-Based
"Electronic Touch-Sensitive"
Two Types:

Field Effect Touch™(New)
- Replaces membrane, tactile and capacitive



Capacitive (Old)
- Kiosks, Gaming, etc.



Benefits of Field Effect Touch

- Low Cost
- More Durable and Better Reliability
- Quicker Response Time
- Doesn't Use Software
- "Drop-in" Technology

Initial Field Effect Touch Applications

Transportation:

- Cars/RVs/Trucks
- Boats/Personal Watercraft
- Commercial/Private Planes
- Aerospace

Consumer Electronics:

- PDAs/Telephones/Digital Cameras
- Computers/Printers/Scanners
- CD Players/Recorders
- TVs/VCRs/DVD Players

Global Switch Market

Available Switch Market


Consumer Electronics
2000
2006
$600M
$695M
CAGR: 2.5%
Audio
Electronic and Educational Toys
Video
Personal Electronics
Business-Home Office
18.9%
17.1%
14.5%
30.2%
19.4%


Automotive
2000
2006
$600M
$695M
CAGR: 2.5%
Access
Lights
Instrument Panel
Door
Overhead
Seat & Console
26%
22%
25%
6%
10%
11%

*Sources: Arthur D. Little, Consumer Electronics Association (CEA), Frost & Sullivan, Venture Development Corp. (VDC)
All figures are rounded.

Global Sensor Market

Available Sensor Market

Automotive


2000
2006
$910M
$1,430M
CAGR: 7.8%
Position
Fluid
21%
79%

*Sources: H.N. Hayes.
All figures are rounded.

Market Size by Region

Available Switch Market by Region

Total Consumer Electronics
2006 - $695 million



Pacific Rim &
Rest of World
34%
Europe
33%
North America
33%

Total Automotive
2006 - $695 million



Pacific Rim &
Rest of World
34%
$229M
Europe
33%
North America
33%

*Source: Approximation based on A.D. Little supplied data of overall market for switches by geographic region.
All figures are rounded.

Available Sensor Market by Region

Total Automotive
2006 - $1,430 million



Pacific Rim &
Rest of World
36%
$400M
Europe
36%
North America
28%

*Source: Frost & Sullivan.
All figures are rounded.

Market Trends

- Continuing Need for Switches
- What OEMs Want from Switches
  - Better Reliability
  - Lower Costs
  - Smaller Size
  - More Design Flexibility
  - Improve Product's Looks and Feel

Market Landscape

Switch Type	Advantages	Disadvantages	Players
Tactile	■ Low Cost ■ Rugged	■ Limited Styling ■ Lower Reliability ■ Commodity Product	Many Large Companies: ■ Cherry ■ ITW ■ Honeywell ■ Omron
Membrane	■ Low Cost	■ Easily Damaged ■ Lower Reliability ■ Commodity Product	Highly Fragmented
Touch Pads (Capacitive)	■ Rugged ■ Styling Flexibility	■ Software-Driven ■ Medium Cost ■ Longer Response Time ■ Low Reliability	■ EGO ■ Qprox
Touch Pads (Field Effect Touch)	■ No Software ■ Low Cost ■ High Reliability ■ Fast Response ■ Rugged	■ Not Cost-Competitive over 20 Pads	■ TouchSensor Technologies

Market Summary

- $2.1 Billion Market
- Unique Field Effect Touch **Technology**
- Technology is in Demand
- More Reliable, Cost-Effective Technology

Electronic Applications: Switches/Sensors/Interface Solutions Growth Strategies

Gregg Pardus

Team Leader, Non-Automotive Transportation

Current Customers

- B/S/H
- Coca-Cola
- Electrolux
- Fulgor
- GE
- Lancer
- Mabe
- Maytag
- Precor
- Rockwell Automation
- Rowe
- Taylor
- Tokheim
- Toshiba
- True
- Viking

Five-year Market Goals

- To 2% from 0% Market Share (Switch/Sensor Only)
- Approximately 450% Revenue CAGR
- 35 – 40% Target Gross Margins

Licensing Agreement: TouchSensor Technology, LLC's Role

- Patented Technology
- R&D Capability for Next-Generation Products
- Design/Development Support
- Contract Manufacturing of Switch and Sensor Applications

Licensing Agreement: MSC's Role

- Leverage Market and Customer Relationships
- Solutions Provider Approach
- Materials Expertise and Sourcing
- Expand Roll-to-Roll Expertise into TouchSensor Technology

Why Transportation and Consumer Electronics Markets?

- Attractive Unit Volume
- Customer Interface is Critical to Design
- Unique Customer Interface is Highly Prized
- Reliability is Important
- Ease of Integration Creates Faster Design Cycles

Challenges

- Educational Sale
- Must Reach Design Engineers
- Must Reach Advance Marketing Personnel

Growth Strategies: First Year of Business Model

- Establish Base of Business

Growth Strategies: First Year of Business Model

- Establish Base of Business
- Focus on Five Key Markets
  - → Automotive Interiors
  - → Automotive Position and Fluid Sensing
  - → Consumer Electronic Interface Panels
  - → Marine Applications
  - → Aviation Interiors

Growth Strategies: First Year of Business Model

- Establish Base of Business
- Focus on Five Key Markets
- Use Promotions to Create Awareness of Technology

Growth Strategies: First Year of Business Model

- Establish Base of Business
- Focus on Five Key Markets
- Use Promotions to Create Awareness of Technology
- Use "Pull Strategy" with OEM Designers, Advance Marketing Decision Makers

Growth Strategies: Second and Third Years of Business Model

- Define and Segment Best Opportunities, then Commercialize
- Implement Appropriate Distribution Strategies
- Build Infrastructure to Support Growth
- Build Target Account Database
- Assess New Product Development Migration; Target Partners for Implementation

Preview of 2004 Operations

- New Business in Consumer Electronics
- Blue Printed Programs in Automotive Showing Commitment to Launch in FY 2005
- Active Programs with Targeted Close Dates in Non-auto Transportation Segment

Customer Example

- Awareness
- Design
- Development
- Implementation

Why MSC Will Succeed in this Market

- Exciting Technology
- Excellent Licensing Agreement
- Sound Marketing Plan

Questions and Answers

Ask Us About:

- Specific Product Applications
- Long-term Target Markets
- Penetrating International Markets

Acoustical/Thermal Applications

Cliff Nastas

Vice President of Marketing
Engineered Materials and Solutions Group

MSC
Material Sciences Corporation

MSC Acoustical/Thermal Product Sales


180,000
150,000
120,000
90,000
60,000
30,000
0
FY03
FY04
FY05
FY06
Auto
Cons. & Ind.
Thermal

MSC
Material Sciences Corporation

Automotive Market Trends


Total NA Light Vehicle Production (July 2002)
17200000
17000000
16800000
16600000
16400000
16200000
16000000
15800000
15600000
15400000
2002
2003
2004
2005
2006

- Consumers Associate "Quiet" with "Quality"
- OEMs Pay For "Quiet"

North American Body Structure Market







75% of Sheet Metal is Potential Candidate for Quiet Steel

Body Structure Market Potential – North America


MSC
5.9%
Arcelor
0.4%
Unclosed
Potential
93.7%

FY 2003
$236 Million


MSC
19.3%
Arcelor
0.4%
Unclosed
Potential
80.3%

FY 2005
$244 Million

Differing Quality Standards Drive Demand






Dash Doubler
with Mastic

MSC
Material Sciences Corporation

MSC Versus Arcelor

- MSC Focuses on Selling Value Proposition Associated with "Quiet"
- MSC has Strong North American Penetration
- MSC has Strong Commercial/Technical Team
- MSC is Positioned as NVH Solutions Provider
- Quiet Steel Routinely Outperforms Competitive Products

MSC 2005 Body Structure: Market Goals

- Grow Penetration of Market Potential from 6% to 20%
- Maintain 99% Market Share of Converted Applications
- Achieve 60% Compound Revenue Growth
- 40% Target Gross Margins

MSC Material Sciences Corporation

MSC Body Structures Growth Strategy


Concept Development and Styling
Body Structure And Vehicle Design
Interior, Soft Trim, Acoustic Package Design
Prototype, Testing, Design Confirmation, Design Release
Production Tooling, Manufacturing Readiness
4 Years
NVH Design Timeline
1 Year
Launch
MSC New Focus
MSC Current/Old

MSC Body Structures Growth Strategy

- Early Entry in Design Process
- Sell NVH Solutions
- Translate Success at Ford to Other OEMs
- Achieve Low-cost Manufacturing

OE and Aftermarket Brakes



	North American Market Potential
OE	$46 Million
Aftermarket	$24 Million
Total	$70 Million

MSC
Material Sciences Corporation

Brake Market Competitive Landscape – North America

OE Market


Others
13.0%
MSC
30.0%
Wolverine
34.0%
Rubore
23.0%

FY 2002
$46 Million

Aftermarket


Wolverine
5.0%
Rubore
15.0%
MSC
80.0%

FY 2002
$24 Million

Why Stay In Brakes?

- High Gross Margins
- Strong Operating Income
- New Product Development Opportunities
- European Growth Opportunities

OE and Aftermarket Brake Market Goals

- Maintain Market Share in North America
  - ➡Sales in $30 Million Range
  - ➡High 30% Range Target Gross Margins
- Shift to Solutions Provider Model
- Target Tier One System Designers with NVH Solutions
- Reduce Cost of Goods Sold
- Significant Growth in Europe
  - ➡Move from 6% to 30% Market Share by 2005

MSC Consumer Industrial Market


20
18
16
14
12
10
8
6
4
2
0
Revenue (MM)
2003
2004
2005
2006
Fiscal Year
35% CAGR

White Goods Market


Whirlpool
35.0%
GE
29.0%
Maytag
18.0%
Electrolux
12.0%
Others
6.0%

Big 4 Control 90+% of Market

Consumer Industrial Market Trends

- Noise Reduction Seen as Differentiation
- Brand Differentiation
- Tight Ties Between Marketing and Design
- Reducing Cost of Goods Sold is Key to Success

MSC
Material Sciences Corporation

Consumer and Industrial Market Potential – North America


MSC
3.0%

FY 2002
$40 Million


MSC
11.0%

FY 2006
$53 Million

MSC's 2005 Consumer Industrial Market Goals

- Increase Market Share from 3% to 11%
- Grow Revenues at 60% CAGR
- Mid-30% Range Target Gross Margins

Consumer Industrial Growth Strategies

- Leverage New Technical and Marketing Resources
- Strengthen Relationships at Whirlpool
- Translate Success to Maytag, GE, Electrolux
- Implement NVH Integrator Solution Provider Model

Thermal Market Overview

- Expand NVH Leadership to Include Thermal
- Penetrate Thermal Management Market with Superior Products and Technical Support
- In Process of Completing Strategic Plan

Why Will MSC Succeed in Automotive

- Huge Opportunities to Increase Body Structure Penetration
- Powerful Product Advantages
- Strong Focus to Sell NVH Value Proposition
- Expand Share in Europe

Why MSC will Succeed in Consumer Industrial

- Lower Cost Products Versus Existing NVH Treatments
- Comprehensive NVH Solution Provider

Coated Metals Applications

Ron Millar
President, Engineered Materials
And Solutions Group

MSC's Coated Metals Operations

- Pioneer and World Leader
- Core Technology
- Strong Cash Flow

Coil Coating Technology


Cleaning &
Pretreatment
D
Coater
E
Oven
F
Preclean
B
G
Coater
H
Oven
I
Accumulator
J
Rewind
A
Payoff
C
Accumulator

Coil Coating Benefits

- Environmentally Safe
- Energy Efficient
- Cost Effective
- Higher Quality, More Uniform Product

MSC
Material Sciences Corporation

2002 MSC Coil Coating Sales by Market


Building
Materials
27.0%
HVAC
20.0%
Transportation
20.0%
Appliance
12.0%
Lighting
12.0%
Other
9.0%

MSC Material Sciences Corporation

Current Coil Coating Market Share


Captive
41.0%
Non-Captive
59.0%

2002
9.3 Million Tons
$2.7 Billion Market

Coil Coating: Market Trends

- Quality Seen as Differentiation Factor
- Customers Want to Reduce Production Costs
- Customers Want Coil Coating Benefits
- Growth Expected in Building/Construction
- Growth Expected in Automotive

Coil Coating: Market Challenges

- Overcapacity
- Depressed Pricing
- Consolidation Likely

Current Coil Coating Market

Estimated Non-captive Market Share


MSC
11.0%
Precoat
18.0%
Rollcoater
17.0%
Other
54.0%

5.5 Million Tons
$1.6 Billion Market

MSC Versus Precoat

- Larger Share of High Value Segments
- Stronger Technical Service
- Tension-leveling Capabilities

MSC Versus Rollcoater

- Stronger Technical Capabilities

MSC Coil Coating Customers

Frigidaire

Electrolux

RAYNOR
GARAGE DOORS
Built to be worry free.™

Whirlpool
JUST IMAGINE™







MENARDS®

WABASH NATIONAL®



PACCAR Inc

Electrogalvanizing (EG) Market

- Competitive Advantage: Walbridge Coatings Facility
  - ➔ Single Pass, Wide Width EG and Paint Capability

EG Technology


72-in. Combination
Electrogalvanizing Line
Organic Coating
Organic Coating
Pretreatment
Plating Section
Delivery
Looper
Rewind
Payoff
Entry
Looper
Tension Leveler

EG Benefits

- Highest Quality Corrosion Resistant Surface for Painting
- Cost Effective
- Flexible Process

EG Products







Estimated 10% Share of Body Panel Market

EG Products



Estimated 90% Share of Gas Tank Market

MSC EG Customers

CHRYSLER

LINCOLN

Jeep

mazda

MERCURY

Mercedes-Benz

DODGE

Current EG Market Share


Non-Captive*
10.0%
Captive
90.0%

4.4 Million Tons

*Includes LSE Joint Owned by AK Steel and ISG.

EG Market Trends

- EG is Preferred Coating for Exterior Body Panel
- Erosion of Market By HDG
- Automotive Demand Expected to Improve

MSC Walbridge Coatings: Competitive Advantages

- Reputation for High Quality
- Central Location
- Zinc/Nickel and Coil Coating in One Pass
- Only Independent Automotive Quality Supplier of EG

MSC's 2004 Coated Metals: Market Goals

- Maintain Current Market Shares
- Maintain $190 Million-Range for Sales
- 18 – 23% Target Gross Margins

MSC
Material Sciences Corporation

MSC's Coated Metals: Growth Strategies

- Return to Solution Provider Roots
- Target More Profitable Markets
- Training on Consultative Selling, Six Sigma
- Comprehensive Services
- Improve Quality
- Improve Inventory Turns
- Improve Cost Structure

MSC's Coated Metals: Walbridge Growth Strategies

- Benefit from Changes in Partnership Structure
- Improve Capacity Utilization
- Higher Value Added Products

Coated Metals Market Summary

- Building and Construction is Key to Stable Demand
- Growing Demand Due to Post-paint Conversions
- Automotive Outlook Strong

Why MSC Will Succeed in the Coated Metals Market

- Material Used on Many Products
- Excellent Customer Relationships
- Penetrating Higher Growth Markets
- Taking Costs Out of Operations
- Minimal Capital Investment
- Strong Cash Flow

Questions & Answers

Ask Me About:

- New Products in Development
- Synergies with Other Operations
- Why Steel Prices Have Little Affect on Us

Translating MSC's Vision into a Financial Model

Jim Waclawik
Vice President, Chief Financial Officer

Key Components of MSC's Vision

- Leading Provider of Material-based Solutions in Every Market it Serves
- Leverage Materials Expertise through Relationships and Network of Partners
- Solve Customer-specific Problems, Overcoming Technical Barriers and Enhancing Performance
- Differentiate MSC through Strong Customer Orientation, Knowledge of Materials, Deep Understanding of Markets
- Offer Specific Value Propositions that Define how MSC will Create and Share Economic Value with Customers

MSC
Material Sciences Corporation

Company-wide Growth Strategies

- Focus on Customer Needs
- Provide Unique Material-based Solutions in Most Lucrative Parts of Value Chain
- Leverage Materials Expertise by Sharing Skills, Knowledge and Technology throughout MSC
- Leverage Leadership Positions and Offer Broad Product/Service Range through Network of Partners
- Optimize the Value of MSC's Portfolio of Business

Company-wide Growth Strategies

- Emphasize Processes that Encourage Strategy Development, External Relationships, Capabilities Building
- Use EVA® as Primary Financial and Operating Measure
- Compensate Employees for Contributions that Create Shareowner Value

Vision 2005 Goals

- Sales: 15% Average Annual Increases
- Operating Margins: Return to Double Digits
- Earnings: 15% Average Annual Increases
- Return on Capital Employed: 15% Range
- EVA: Return to Positive Contribution

15% Average Annual Sales Increases

- Develop Markets with Higher Long-term Growth Potential
  - ➔ Niche Automotive
  - ➔ Niche Electronics
- Successful Product/Service Program Introductions
  - ➔ Growth Platforms
  - ➔ Family of Products

Double-digit Operating Margins

- Shift Product Mix from Coated Metals to Electronics and Acoustical/Thermal
- Harvest Recent Investments in Sales and Marketing
- Shift from Fixed-based to Variable-based Asset Investment
- EVA Analysis of Incremental Investment
- Divest Non-performing Assets

15% Average Annual Earnings Increases (NOPAT)

- Higher Value Sales in Growth Markets
- Higher Margin Products
- Selective Incremental Investment in Sales and Marketing

15% Return on Capital Employed

- Improve Financial Structure
- Reduce Capital Employed through Portfolio Management
- Invest in Working Capital in Line with Sales Growth
- Continue to Control Capital Spending
- Commitment to EVA throughout Organization

Financial Structure

- Maintain a Strong Balance Sheet
- Reduce the Cost of Capital
- Improve Financial Structure
  - ➔ EBITDA Range of $25 to $35 Million
  - ➔ Debt to Total Capital Target: 25-35%
  - ➔ Balance Use of Cash for Debt Reduction and Share Repurchases
  - ➔ Reinvest Cash Flow from Operations in Growth Markets

Portfolio Management

- Dispose of Businesses that Don't Meet Model Requirements
  - ➔ Specialty Films
  - ➔ Pinole Point Steel
- Modest Investment in Profitable Relationships
  - ➔ Manufacturing in Brazil
  - ➔ Manufacturing in Malaysia
  - ➔ Goldbach in Germany
  - ➔ LTV/Bethlehem Steel Transformation
  - ➔ TouchSensor Technologies
- Continue to Challenge Remainder of Portfolio

Positive EVA

- Improve NOPAT
- Successfully Manage Capital Employed
- Improve Economic Value
- Transfer Economic Value to Shareowners

Improve MSC's Financial Look

- Rebuild Credibility with the Investment Community by Moving

From:	To:
Sporadic Revenue Growth	Accelerating Revenue Growth
Declining Operating Margins	Improving Operating Margins
Erratic Earnings	Steadily Improving Earnings
Investment in Bricks and Mortar	Investment in Relationships
Satisfactory Financial Condition	Strong Financial Condition
Eroding Shareholder Value	Increasing Shareholder Value
Required Communications	Proactive Communications

Summary and Conclusion

Gerry Nadig

Chairman, President and CEO

Investment Pattern

1985	1990	1995	2000
Efficient Manufacturing	Developing Technologies Hiring Right Employees		Marketing / Technical Center of Excellence Field Effect Technology

MSC
Material Sciences Corporation

MSC Revenues


600
500
400
300
200
100
0
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002

Why MSC Has an Exciting Future

- Strong Competitive Advantages
  - ➔ Market Leadership
  - ➔ Revolutionary Technologies
  - ➔ Unique Manufacturing Capabilities
  - ➔ Worldwide Reach
  - ➔ Reputation for Innovation and Quality

Why MSC Has an Exciting Future

- Strong Competitive Advantages
- Vision to Guide Us
- Clear Financial Goals
- Financial Strength
- Serving the Right Markets
- Talented Internal Leadership

Former Approach to Customers

- Develop "Interesting Material"
- Expect Customers to Evaluate Material
- Expect Customers to Order Material

Service Provider Approach to Customers

- Work with Designers
- Finite Element Analysis (FEA)
- Test Materials to Customers' Specifications
- Make Overall Product Recommendations
- Materials are Specified into Products
- Higher Barriers to Exit

We're Investors, Too

- Insiders Hold 20% of Outstanding Shares
- Building a Company with
  - ➔ Good Revenue Growth
  - ➔ Unique Approach to Fast-Growing Markets
  - ➔ Profitable Products/Services
  - ➔ Strong Cash Flow
  - ➔ Shareholder Value Creation

One Company
Providing
Material-Based Solutions



One
company
providing
materials-
based
solutions.

Electronics, Acoustical/Thermal, Coated Metal
Material Sciences Corporation
Investor Day
Wednesday, October 2, 2002
Chicago, Illinois